UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 25th, 2014

AMERICAN MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-52403	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

970 Caughlin Crossing, Suite 100

Reno, Nevada 89519

(Address of principal executive offices and Zip Code)

(702) 465-5213

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.01 – CHANGE IN CONTROL OF REGISTRANT.

On April 25th, 2014, Cannabics Inc., a Delaware Corporation, purchased 20,500,000 shares of restricted stock of the Company, representing 51% of the shares in the Company from Thomas Mills for $198,000.00 in cash.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 29th, 2014, Mr. Andrew Grundman resigned his official position as Director of the Corporation. On April 29th, 2014, the shareholders of the Corporation voted Dr. Zohar Koren, Dr. Eyal Ballan and Itamar Borochov as Directors of the Company.

Dr. Zohar Koren, 41, is a co-founder of Cannabics Inc., founded in 2012, and is its CEO. Dr. Koren served as Director of Business Development in Aposense, a publicly traded pharmaceutical development company. Prior to that he was Business Development Manager at Harel-Hertz, where he led the Life Sciences Department of Business Development in Japan. Dr. Koren has also provided strategic consulting services for several leading Israeli venture capital firms specific to the pharmaceutical and medical device arena. Dr. Koren holds a Ph.D. in Computational Biology and a M.Sc. in evolutionary and environmental sciences - both Magna Cum Laude - from the University of Haifa, and a B.Sc. in Mathematics, Physics and Biology from the Hebrew University in Jerusalem.

Dr. Eyal Ballan, 41, is a co-founder of Cannabics Inc. and is its CTO. Dr. Ballan holds a Ph.D. in Neurophysiology, EEG, Brain Wave Analysis and Cortical Connectivity. After obtaining his Ph.D. he was an entrepreneur in the field of Biofeedback Studies and developed a Resonating Neuro-Feedback system. Dr. Ballan holds a M.Sc. from Tel-Aviv University - Magna Cum Laude - in anticancer drug development. Dr. Ballan was part of the renowned research team which developed Salirasib (Treatment for Non-Small Cell Lung Cancer).  He is an expert in molecular biology, cell cultures and genomics with a focus towards identification of anticancer compounds and delivery systems to tumors.

Itamar Borochov, 56, is a co-founder of Cannabics Inc. and is its VP of Marketing. Mr. Borochov is a known environmentalist with experience as an entrepreneur in the fields of organic agricultural and medical botanicals and brings vast expertise in the areas of market intelligence and organizational branding.

ITEM 9.01 EXHIBITS

(d) Exhibits.

Exhibit #	Description
99.1	Shareholder’s Resolution Appointing New Directors
99.2	Resignation of Andrew Grundman

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29th, 2014

American Mining Corporation

By: /s/ Zohar Koren
Zohar Koren, Director

By: /s/ Eyal Ballan
Eyal Ballan, Director

By: /s/ Itamar Borochov
Itamar Borochov, Director

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